SECURITIES PURCHASE AGREEMENT

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL  33619

Ladies & Gentlemen:

The undersigned, _______________________________________ (the “Investor”), hereby confirms his agreement with you as follows:

I.	This Securities Purchase Agreement (this “Agreement”) is made as of March ___, 2008 between nFinanSe Inc., a Nevada corporation (the “Company”), and the Investor.

II.
The Company has authorized the sale and issuance of up to (i) 1,200,000 shares (the “Common Shares”) of Common Stock of the Company, $0.001 par value per share (the “Common Stock”), and (ii) warrants (the form of which is attached hereto as Exhibit A) (the “Warrants”) to purchase up to 600,000 shares of Common Stock at an exercise price of $3.25 per share (the “Warrant Shares”), subject to adjustment by the Company, to certain accredited investors in a private placement (the “Offering”).  The Common Shares, the Warrants and the Warrant Shares are referred to collectively herein as the “Securities”).

III.
The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, __________________ Common Shares for a purchase price of $2.50 per share or an aggregate purchase price of $_________________, and Warrants to purchase _______________ Warrant Shares, exercisable at $3.25 per Warrant Share, pursuant to the Terms and Conditions for Purchase of the Securities attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”).  Unless otherwise requested by the Investor, stock certificates representing the Common Shares and the Warrants purchased by the Investor will be registered in the Investor’s name and address as set forth below.

IV.
The Investor represents that, except as set forth below, (a) he has had no position, office or other material relationship within the past three years with the Company or persons known to him to be affiliates of the Company, (b) neither he, nor any group of which he is a member or to which he is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) he has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. member as of the date hereof.  Exceptions:

_______________________________________________________________________________________

_______________________________________________________________________________________.
(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

1-PH/2873353.7

The Investor hereby confirms, by signing in the space provided below, that the foregoing correctly sets forth the agreement between the Investor and the Company with respect to the purchase of Common Shares and the Warrants in the Offering.

AGREED AND ACCEPTED:

NFINANSE, INC.	Investor:

By:
By:
Title:	Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Fax:

Email*:

Name in which shares should be registered (if different):

*By providing an e-mail address, the Investor hereby consents to electronic delivery of the documents and notices required to be delivered pursuant to this Agreement.

1-PH/2873353.7

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF THE SECURITIES

1.           Authorization and Sale of the Securities.  Subject to these Terms and Conditions, the Company has authorized the sale of up to 1,200,000 Common Shares and 600,000 Warrants.  The Company reserves the right to increase or decrease this number.

2.           Agreement to Sell and Purchase the Securities.

2.1             At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Securities set forth in Paragraph III of this Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2             The Company may enter into the same form of Securities Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of the Securities to them.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Securities Purchase Agreement to which these Terms and Conditions are attached and the Securities Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”)  The Company may accept executed Agreements from Investors for the purchase of the Securities commencing upon the date on which the Company provides the Investors with the proposed purchase price and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of Securities in the aggregate amount of at least $3,000,000, and (ii) notified Emerging Growth Equities, Ltd., in its capacity as placement agent for the Offering (the “Placement Agent”), in writing that it is no longer accepting additional Agreements from Investors for the purchase of the Securities.  The Company may not enter into any Agreements after the Subscription Date.

3.           Delivery of the Securities at Closing.  The completion of the purchase and sale of the Securities in the Offering shall occur from time to time (each, a “Closing”) upon satisfaction of the Minimum Closing Terms (as defined below) (the date of each such satisfaction, a “Closing Date”), at the offices of the Company’s counsel, or at such other place as may be agreed upon by the Company and the Placement Agent.  At the Closing, the Company shall deliver to the Investor, or a representative of the Investor, one or more stock certificates representing the number of Common Shares and warrant documents representing the number of Warrants set forth in Paragraph III of this Agreement, each such stock certificate and document to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue the Securities to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth in Paragraph III of the Securities Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least an aggregate of $500,000 Common Shares and Warrants, and (b) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (“Minimum Closing Terms”).

4.           Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1             Organization.  The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization.  The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its report on Form 10-KSB for the year ended September 30, 2006 and its report on Form 10-QSB for the quarter ended September 29, 2007 (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, earnings, business or business prospects, properties or operations of the Company (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2             Due Authorization and Valid Issuance.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).  The Securities being purchased by the Investor hereunder will, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully-paid and nonassessable.  The Company has reserved from its duly authorized capital stock: (i) the number of Common Shares issuable pursuant to this Agreement, and (ii) the number of Warrant Shares issuable upon the exercise of the Warrants.

4.3             Non-Contravention.  The execution and delivery of the Agreements, the issuance and sale of the Securities under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject except in cases not reasonably likely to have a Material Adverse Effect.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4             Capitalization.  The entire authorized capital stock of the Company consists of (A)  200,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), 7,796,629 of which were issued and outstanding as of March 25, 2008, and (B) 25,000,000 shares of preferred stock of which, (i) 9,327,934 shares were designated as Series A Convertible Preferred Stock, par value $0.001 (“Series A Stock”), of which 7,600,484 shares were issued and outstanding as of March 25, 2008 and (ii) 1,000,010 shares were designated as Series B Convertible Preferred Stock, par value $0.001 (“Series B Stock”), of which 1,000,000 shares were issued and outstanding as of March 25, 2008.  All shares of the Company’s issued and outstanding capital stock have been duly authorized, are validly issued and outstanding, and are fully paid and nonassessable.  No person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by this Agreement.  Except as a result of the purchase and sale of the Common Shares and Warrants pursuant to the Offering, the rights and preferences granted to holders of the Series A Stock and the Series B Stock, and the employee and director stock options granted under the Company’s equity compensation plans and outstanding warrants as disclosed in the Exchange Act Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

4.5           Financial Statements; Accountants.  The consolidated financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified and are consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount.  Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (“SEC”) on Form 10-QSB under the Exchange Act and except as disclosed in the Exchange Act Documents.  The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

4.6             Placement Agent; Board of Directors.  The Placement Agent served as placement agent for the Company’s offering of Series A Preferred Stock and, for its services as placement agent, received a $117,000 fee and a warrant to purchase 320,000 shares of Common Stock, exercisable at $1.10 per share and expiring on December 27, 2011.  The Placement Agent served as placement agent for the Company’s offering of Series B Preferred Stock and, for its services as placement agent, received a $634,872 fee and a warrant to purchase 120,928 shares of Common Stock, exercisable at $3.30 per share and expiring on June 29, 2012.  In connection with the Offering, the Placement Agent will receive (i) a 4% fee for purchases by Investors who are holders of the Company’s equity securities as of the Closing Date (collectively, “Security Holders”), (ii) a 6% fee for purchases by Investors who are not Security Holders, and (iii) a warrant to purchase 2% of the aggregate shares of Common Shares sold in the Offering.

4.7             Company not an “Investment Company”.  The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.8             Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investors hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.9             Private Offering.  Assuming (i) the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, (ii) the correctness of the information provided in the Investor Questionnaire submitted by each of the Investors and (iii) that Placement Agent’s activities are consistent with the activities permissible under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), the offer and sale of the Securities hereunder is exempt from registration under the Securities Act.

5.           Representations, Warranties and Covenants of the Investor.

5.1             The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor is acquiring the number of Common Shares and Warrants set forth in Paragraph III of the Securities Purchase Agreement in the ordinary course of his business and for his own account for investment only and with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; and (v) the Investor has, in connection with his decision to purchase the number of Common Shares and Warrants set forth in Paragraph III of the Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein.  The Investor understands that neither this Offering nor the acquisition of the Securities have been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein and the information provided in the Investor’s Investor Questionnaire.  Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2             The execution, delivery and performance by the Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against him in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

5.3             The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.4             The Investor is acquiring the Common Shares and Warrants, and the Warrant shares receivable upon exercise thereof, in each case, for his own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Investor does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities under an exemption under the Securities Act and reserves the right to dispose of the Common Shares and Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Investor is acquiring the Securities hereunder in the ordinary course of business.

5.5             The Investor understands that the Securities are being offered and sold to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

5.6             The Investor and his advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by the Investor.  The Investor and his advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Investor or his advisors, if any, or his representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein.  The Investor understands that his investment in the Securities involves a high degree of risk.

5.7             The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6.           Survival of Representations, Warranties and Agreement.  All covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

7.           Transfer Restrictions.

7.1             The Securities may only be disposed of in compliance with state and federal securities laws.  Each Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.  In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an affiliate of an Investor (who is an accredited investor and executes a customary representation letter), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act, provided, however, that in the case of a transfer pursuant to Rule 144, no opinion shall be required if the transferor provides the Company with a customary seller’s representation letter reasonably satisfactory to the Company, and if such sale is not pursuant to subsection (k) of Rule 144, a customary broker’s representation letter and a Form 144.  Any such transferee that agrees in writing to be bound by the terms of this Agreement shall have the rights of an Investor under this Agreement.   The Company shall reissue certificates evidencing the Securities upon surrender of certificates evidencing the Securities being transferred in accordance with this Section 7.1.

7.2             The Investors agree to the imprinting, so long as is required by this Section 7, of a legend on any of the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR DISPOSITION MAY BE AFFECTED WITHOUT REGISTRATION UNDER THE ACT.

The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities, in accordance with all applicable securities laws, to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties; provided that such Investor shall provide the Company with such documentation as is reasonably requested by the Company to ensure that the pledge is pursuant to a bona fide margin agreement with a registered broker-dealer or a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

7.3             Stock certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 7.2), (i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall use its commercially reasonable efforts to cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon the occurrence of any of the events in clauses (i), (ii) or (iii) above to effect the removal of the legend hereunder.  The Company agrees that at such time as such legend is no longer required under this Section 7.3, it will, as promptly as practicable following the delivery by the Investor to the Company or the Company’s transfer agent of a stock certificate representing the Securities issued with a restrictive legend, deliver or cause to be delivered to such Investor a stock certificate representing such Securities that is free from all restrictive and other legends.

8.           Right to Exchange.  In the event that the Company contemplates the issuance of any securities in connection with a capital raising transaction (the “Issuance”), and upon notice by the Company of the Issuance, each Investor shall have the right, upon written notice to the Company at least five (5) days in advance of the Issuance, to exchange all of its Common Shares and Warrants purchased hereunder for the shares of securities issued in the Issuance (the “Exchange Securities”) upon the same terms and conditions (other than the consideration paid for the Exchange Securities) offered to the purchasers in the Issuance (the “Exchange”).  The Exchange shall be contingent upon the consummation of the Issuance.  The number of Exchange Securities that the Investor shall be entitled to receive upon the Exchange shall be equal to the product obtained by multiplying (i) the number of the Investor’s Common Shares by (ii) a quotient obtained by dividing (X) $2.50 by (Y) the price per share of the Exchange Securities paid by the purchasers thereof in the Issuance.  As a condition to the Exchange, the Investor shall execute such documents and agreements as are reasonably requested by the Company.  Notwithstanding the foregoing, if no Issuance occurs within six (6) months following the date hereof, the exchange rights granted to the Investor in this Section 8 shall automatically terminate.

9.           Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by the Investor), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

9.1             if to the Company, to:

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL  33619
Attn: Raymond P. Springer, Chief Financial Officer

9.2             with a copy to:

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103
Attention: Joanne R. Soslow, Esq.

9.3	if to the Investor, at his mail or e-mail address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

10.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

11.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement and do not affect its interpretation.

12.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida, without giving effect to the principles of conflicts of law.

14.           Counterparts.  This Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

15.           Rule 144.  The Company covenants that it will use commercially reasonable efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Securities purchased hereunder made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use commercially reasonable efforts to take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Common Shares and/or Warrant Shares purchased hereunder without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

16.           Confidential Information.  The Investor represents to the Company that, at all times during the Company’s offering of the Securities, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including information about the Offering of the Securities and covenants that he will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or his agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its commercially reasonable efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.